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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 30, 2000

                               GENICOM CORPORATION
             (Exact name of registrant as specified in its charter)

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           Delaware                     0-14685                  51-0271821
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 (State or other jurisdiction         (Commission              (IRS Employer
       of incorporation)              File Number)           Identification No.)
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         14800 Conference Center Drive,                20151
             Suite 400, Westfields
              Chantilly, Virginia
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    (Address of principal executive offices)         (Zip Code)
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       Registrant's telephone number, including area code: (703) 802-9200
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ITEM 5.  OTHER EVENTS.

As disclosed on the Form 8-K filed on March 24, 2000, Genicom Corporation (the "Company") has filed in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"), Case No. 00-1383, a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code.

On March 30, 2000, the Bankruptcy Court approved a proposed procedure for the solicitation of bids for the sale of the Company's assets. On that date, the Court also approved a break up fee for Platinum Equity Holdings in the event they were not the successful bidder for the assets and they elected to leave their offer in place after April 7, 2000. The Platinum Equity Holdings offer, as reflected on the term sheet attached to the Form 8-K filed on March 24, 2000, has been withdrawn. Pursuant to the approved procedure, bids for all or a portion of the Company's assets are due to be received by the company on April 24, 2000. In the event there are competitive bids, the debtor will hold an auction among the bidders on May 1, 2000. The Court has set May 3,2000 as the date on which it will consider confirmation of the sale(s) of assets. The Company has filed a Motion for Order Authorizing Sale of All of its Assets Free and Clear of All Liens, Claims and Encumbrances, Authorizing Payment To Secured Creditors Holding Valid Prior Liens On Assets Sold, and Authorizing Assumption and Assignment of Such Executory


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Contracts and Unexpired Leases As the Successful Bidder(s) May Elect to Acquire.
A Motion to Limit the Time for Objection until April 26, 2000 for the foregoing motion has also been filed.


FORWARD LOOKING STATEMENTS.

The statements contained in this release that are not historical facts are forward-looking statements. These forward-looking statements reflect the Company's views with respect to future events and financial performance. Such statements are subject to risks and uncertainties that could cause the Company's actual results and financial position to differ materially from those projected in the forward-looking statements. Risks associated with the Company's forward-looking statements include, but are not limited to, continued losses that could affect the Company's abilitity to maintain itself as a going concern, the effect of economic conditions, the impact of competition, as well as those other risks detailed, from time to time, in the Company's Securities and Exchange Commission filings. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.


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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           GENICOM CORPORATION



                                           /s/ Shaun Donnellan
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Date: April 19, 2000                       By: Shaun Donnellan
      --------------                       President and Chief Executive Officer